SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 9, 2010

 Feel Golf Co., Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-26777	77-0532590
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1354-T Dayton St.
Salinas, CA 93901
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(831) 422-9300
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 25, 2010, Feel Golf Company, Inc. (OTC Bulletin Board: FEEL) (the “Company”), a seller of golf grips and golf clubs, entered into a Securities Purchase Agreement with an accredited investor for the purchase of an 8% Convertible Promissory Note due March 28, 2011 for $40,000 (the “Note”) attached hereto as Exhibit 10.1. The Note bears interest at an annual rate of 8% payable upon maturity. Subject to certain terms and conditions specified in the Note, the holders may convert the Note into registered shares of the Company’s common stock, par value $0.0001, (the “Common Stock”) at a 45% discount to the market price, meaning the average of the lowest three (3) trading prices for the Common Stock during the ten (10) trading day period ending one trading day prior to the date the holder sends a conversion notice to the Company.

On July 9, 2010, the Company and an accredited investor entered into an Amended and Restated 15% Convertible Debenture due July 9, 2012 for $25,000 (the “Debenture”) attached hereto as Exhibit 10.2. The Debenture bears interest at an annual rate of 15% payable upon maturity.  At the Company’s option, the interest can be paid in either cash or, subject to the satisfaction of certain customary conditions, registered shares of the Company’s Common Stock.  The holders may convert the Debenture into shares of Common Stock at a conversion price of the higher of (i) 50% of the average of the five lowest closing prices for the Company’s common stock during the fifteen (15) trading days prior to the conversion or (ii) $0.0001.

The descriptions of the terms and conditions of the Note and the Debenture set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of such documents attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 3.02.  Both the Note and the Debenture were issued in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D promulgated under the Act.  These transactions qualified for exemption from registration because among other things, the transactions did not involve a public offering, each investor was an accredited investor and/or qualified institutional buyer, each investor had access to information about the Company and their investment, each investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

N/A

(b) Pro Forma Financial Information

N/A

(c) Exhibits

Exhibit No.	Description
10.1	Convertible Promissory Note dated June 25, 2010.

10.2	Amended and Restated 15% Convertible Debenture dated July 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feel Golf Co., Inc.

Date: July 14, 2010	/s/ Lee Miller
By: Lee Miller
Chief Executive Office Interim Chief Financial Officer